Prepaid expenses and other receivables	12 Months Ended
Dec. 31, 2019
Prepaid expenses and other receivables
Prepaid expenses and other receivables

8.   Prepaid expenses and other receivables

The components of prepaid expenses and other receivables are as follows:

	As of
	December 31,
(in thousands of U.S. dollars)	2019	2018
Refundable value added tax on import	$—	$2,517
Prepaid expenses and other receivables	2,534	450
Total other prepaid expenses and other receivables	$2,534	$2,967

Refundable value added tax was paid in Indonesia in local currency on the import of PGN FSRU Lampung into the country in 2014. The receivable was recovered by applying subsequent periods net value added tax liabilities against the receivable. As of December 31, 2019, the refundable balance was fully recovered. The charterer provided an advance for the funding of the refundable value added tax on import. Refer to note 14.